UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2019 (November 12, 2019)

THE PECK COMPANY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37707	47-2150172
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4050 Williston Road, #511 South Burlington, Vermont	05403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (802) 658-3378

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PECK	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note

The purpose of this Current Report on Form 8-K/A (the “Form 8-K/A”) is to amend the Current Report on Form 8-K of The Peck Company Holdings, Inc. (the “Company”), filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 12, 2019 (the “Original Form 8-K”), in order to update the press release of the Company, dated November 12, 2019 (the “Original Press Release”), incorporated by reference as Exhibit 99.1 to the Original Form 8-K.

Item 2.02	Results of Operations and Financial Condition.

On November 12, 2019, the Company issued the Original Press Release announcing its financial and operational results for the third quarter ended September 30, 2019, which was attached to the Original Form 8-K as Exhibit 99.1 and was incorporated therein by reference.

On November 22, 2019, the Company issued a press release (the “Updating Press Release”) updating such previously reported results in order to reclassify certain due to/due from stockholder agreements in the Original Press Release to present the net financial balances at September 30, 2019 and to modify the condensed statement of changes in stockholders’ equity (unaudited) in the Original Press Release for simplification purposes. Such reclassified and modified information was subsequently included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2019, filed with the SEC on November 19, 2019. The Company is filing this Form 8-K/A to update the Company’s results for the third quarter in the Original Press Release.

In accordance with General Instruction B.2 of Form 8-K, the information in this Form 8-K/A (including Exhibit 99.1) is being “furnished,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Exhibit 99.1 contains, and may implicate, forward-looking statements regarding the Company, and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of The Peck Company Holdings, Inc., dated November 22, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 22, 2019

The Peck Company Holdings, Inc.

By:	/s/ Jeffrey Peck
Name:	Jeffrey Peck
Title:	Chief Executive Officer